                                                               Exhibit (a)(2)(i)

                     DOCUMENT 3: STOCK TRANSMITTAL DOCUMENT

                              LETTER OF TRANSMITTAL

            Offer to Exchange Each Outstanding Share of Common Stock

                                       of

                        KANSAS CITY POWER & LIGHT COMPANY

                                       for

                             $31.00 of Common Stock
                             (subject to adjustment)

                                       of

                             WESTERN RESOURCES, INC.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 25, 1996 UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). SHARES WHICH ARE TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                      The Exchange Agent for the Offer is:

                        HARRIS TRUST COMPANY OF NEW YORK
                             By Overnight Courier:

                           77 Water Street, 4th Floor
                               New York, NY 10005

                            By Facsimile Transmission
        By Mail:        (for Eligible Institutions only):     By Hand:

  Wall Street Station          Fax: (212) 701-7636          Receive Window
    P.O. Box 1010                   (212) 701-7637    77 Water Street, 5th Floor
New York, NY 10268-1010                                       New York, NY

                               Confirm by telephone:

                                   (212) 701-7618

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by shareholders if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus) is utilized, if delivery of Shares are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (DTC and PDTC, collectively, the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth under "The Offer-Procedure for Tendering" in the Prospectus. Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders." Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may tender their Shares according to the guaranteed delivery procedure set forth under "The Offer-Procedure for Tendering" in the Prospectus. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent (as defined herein).

[] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE
   ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution_______________________________________________

   Check Box of Applicable Book-Entry Transfer Facility

   [] DTC   [] PDTC (check one)

   Account Number______________________________________________________________

   Transaction Code Number_____________________________________________________

[] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s)_____________________________________________

   Date of Execution of Notice of Guaranteed Delivery__________________________

   Name of Institution which Guaranteed Delivery_______________________________

   If Delivery by Book-Entry Transfer, Check Box of Applicable Book-Entry Transfer Facility:

   [] DTC   [] PDTC (check one)

   Account Number______________________________________________________________

   Transaction Code Number_____________________________________________________

----------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Share Certificates and
              Name(s) and Address(es) of Registered Holder(s)                               Shares Tendered
(Please fill in, if blank, exactly as name(s) appear(s) on the certificate)     (Attach additional list if necessary)
----------------------------------------------------------------------------------------------------------------------------
                                                                                              Total Number
                                                                                               of Shares           Number
                                                                             Certificate      Evidenced by       of Shares
                                                                             Number(s)<F1>  Certificate(s)<F1>  Tendered<F2>
                                                                             -------------  ------------------  ------------
                                                                             -------------  ------------------  ------------
                                                                             -------------  ------------------  ------------
                                                                             -------------  ------------------  ------------
                                                                             -------------  ------------------  ------------
                                                                             -------------  ------------------  ------------
                                                                             Total Shares   ------------------  ------------
----------------------------------------------------------------------------------------------------------------------------

<F1> Need not be completed by shareholders delivering by book-entry transfer.
<F2> Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificate(s) delivered to the Exchange Agent are being tendered. See Instruction 4.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby delivers to Western Resources, Inc., a Kansas corporation ("Western Resources"), the above-described shares of common stock, without par value (the "Shares"), of Kansas City Power & Light Company, a Missouri corporation ("KCPL"), pursuant to Western Resources' offer to exchange a number of shares of common stock, par value $5.00 per share, of Western Resources (the "Western Resources Common Stock") equal to the Exchange Ratio (as such term is defined in the Prospectus (as defined below)) for each outstanding Share, upon the terms and subject to the conditions set forth in the Prospectus dated July 3, 1996 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus and any amendments thereto and hereto constitute the "Offer").

  Upon the terms and subject to the conditions of the Offer, subject to, and effective upon, acceptance of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Western Resources, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all Shares and other securities issued or issuable in respect thereof on or after July 8, 1996 (collectively, "Distributions"), and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any Distributions), to (a) deliver such Share Certificates (as defined herein) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Western Resources, (b) present such Shares (and any Distributions) for transfer on the books of KCPL and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

  The undersigned hereby irrevocably appoints the designees of Western Resources, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby (and any Distributions) which have been accepted by Western Resources prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting), of KCPL or otherwise. This proxy and power of attorney is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance of such Shares (and any Distributions) by Western Resources in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy granted by the undersigned at any time with respect to such Shares (and any Distributions) and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for Shares to be deemed validly tendered, immediately upon Western Resources' acceptance of such Shares (and any Distributions) for exchange Western Resources or its designee must be able to exercise full voting rights with respect to such Shares (and any Distributions).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and that when the same are accepted for exchange by Western Resources, Western Resources will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Western Resources to be necessary or desirable to complete the sale, assignment, and transfer of the Shares (and any Distributions) tendered hereby.

  All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth under "The Offer-Withdrawal Rights" in the Prospectus, the tender of Shares hereby made is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "The Offer-Procedure for Tendering" in the Prospectus and in the instructions hereto and acceptance of such Shares will constitute a binding agreement between the undersigned and Western Resources upon the terms and subject to the conditions set forth in the Offer.

  Unless otherwise indicated herein under "Special Issuance Instructions," please issue the shares of Western Resources Common Stock and/or any check to be issued for cash in lieu of fractional shares of Western Resources Common Stock in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Western Resources Common Stock and/or any check to be issued for cash in lieu of fractional shares of Western Resources Common Stock to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." The undersigned recognizes that Western Resources has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder thereof if Western Resources does not accept any of the Shares so tendered.

                                    IMPORTANT
                                    SIGN HERE
(Please Complete Substitute Form W-9 at the back of this Letter of Transmittal)

Signature(s) of Shareholders(s)________________________________________________
Dated:______________, 1996
(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)________________________________________________________________________
_______________________________________________________________________________
                                 (Please Print)
Capacity (Full Title)__________________________________________________________
Address________________________________________________________________________
_______________________________________________________________________________
                               (Include Zip Code)
                 _______________________________________________
                        (Area Code and Telephone Number)
                 _______________________________________________
                 Taxpayer Identification or Social Security No.
                           (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (If Required - See Instructions 1 and 5)
             Space Below is For Use by Financial Institutions Only.
        Financial Institutions: Place Medallion Guarantee in Space Below

Authorized Signature___________________________________________________________
Name___________________________________________________________________________
                             (Please Type or Print)
Address________________________________________________________________________
                               (Include Zip Code)
Name of Firm__________________________________  Dated: ____________, 1996


Signature(s) Guaranteed:
IN CERTAIN CIRCUMSTANCES, SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). SEE INSTRUCTIONS 1 AND 5.

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if certificate(s) for the Western Resources Common Stock and/or any check to be issued for cash in lieu of fractional shares of Western Resources Common Stock are to be issued in the name of someone other than the undersigned.

Issue Western Resources Common Stock and/or any check to be issued for cash in lieu of fractional shares of Western Resources Common Stock to:

Name___________________________________________________________________________
                             (Please Type or Print)

Address________________________________________________________________________

_______________________________________________________________________________
                               (Include Zip Code)

_______________________________________________________________________________
                           (Tax Identification Number)

                    (See Substitute Form W-9 on Reverse Side)


                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 1, 6 and 7)

  To be completed ONLY if certificate(s) for the Western Resources Common Stock and/or any check to be issued for cash in lieu of fractional shares of Western Resources Common Stock are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail Western Resources Common Stock and/or any check to be issued for cash in lieu of fractional shares of Western Resources Common Stock to:

Name___________________________________________________________________________
                             (Please Type or Print)

Address________________________________________________________________________

_______________________________________________________________________________
                               (Include Zip Code)

                    (See Substitute Form W-9 on Reverse Side)

                          SOLICITING DEALER INFORMATION

  If you wish, you may identify in the box below the Soliciting Dealer (as defined below), if any, that solicited your tender. No Soliciting Dealer shall be entitled to a solicitation fee with respect to your tender of Shares unless it is appropriately designated below. In order to be paid the solicitation fee for Shares held in nominee name tendered by a Soliciting Dealer on behalf of a customer who is the beneficial owner of such Shares, the Soliciting Dealer must list each customer's name and the number of Shares tendered for such customer on the lines entitled "Name of Beneficial Owner" and "Number of Shares Tendered", respectively, provided for such purpose in the box below.

                                SOLICITED TENDERS

  Western Resources will pay to certain designated soliciting dealers that have properly executed a Soliciting Dealer Agreement prior to the Expiration Date (each of which is referred to herein as a "Soliciting Dealer") a solicitation fee of $0.125 per Share (i) for each Share properly tendered and not withdrawn pursuant to the Offer, up to a maximum of $250.00 per beneficial owner of Shares, on the first scheduled expiration date of the Offer on which a majority of the then outstanding Shares have been properly tendered and not withdrawn pursuant to the Offer and (ii) for each Share properly tendered and not withdrawn pursuant to the Offer, up to a maximum of $250.00 per beneficial owner of Shares, for each Share properly tendered and not withdrawn pursuant to the Offer on the earlier of (x) the acceptance by Western Resources of Shares for exchange or (y) the public announcement of a definitive merger agreement between Western Resources and KCPL. Joint owners will be treated as a single owner for purposes of, and only a single fee will be payable under each of clauses (i) and
(ii) of, the preceding sentence.

  The undersigned represents that the Soliciting Dealer which solicited and obtained the tender evidenced by this Letter of Transmittal is:

    Name of Firm .........................................................
                                 (Please Print)

    Name of Individual Broker or Financial Consultant ....................

    Address ..............................................................

    ......................................................................
                               (include Zip Code)

 The following to be completed ONLY if a customer's Shares held in nominee name are tendered by a Soliciting Dealer.

          Name of Beneficial Owner          Number of Shares Tendered
                      (Attach additional list if necessary)

    ..................................    ................................

    ..................................    ................................

    ..................................    ................................

  The acceptance of compensation by such Soliciting Dealer will constitute a representation by it to Western Resources that (i) it has complied with the applicable requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934, each as amended, and, in each such case, the applicable rules and regulations thereunder, in connection with its solicitation of Shares, and has undertaken such solicitation only in such states and other jurisdictions where such solicitation activities may be lawfully undertaken and in accordance with the laws thereof; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer and of a properly executed Soliciting Dealer Agreement; (iii) in soliciting tenders of Shares it has used no soliciting materials other than those authorized by Western Resources; (iv) it has not charged a fee to a beneficial owner of Shares in order for such Soliciting Dealer to complete, help complete or transmit a Letter of Transmittal for such beneficial owner; and (v) it is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") or, if it is a foreign broker or dealer not eligible for membership in the NASD it has not solicited tenders of Shares within the United States or from residents or nationals therein, and in each such case has conformed to the Conduct Rules of the NASD.

                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer


  1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal in cases where (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Issuance Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution (as defined below). Otherwise, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Offer-Procedure for Tendering" in the Prospectus. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer into the Exchange Agent's account at one of the Book-Entry Transfer Facilities of Shares tendered by book-entry transfer, as well as this Letter of Transmittal or facsimile thereof, properly completed and duly executed with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

  Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in "The Offer-Procedure for Tendering" in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form made available by Western Resources must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Share Certificates for all tendered Shares (or a confirmation of a book-entry transfer of such securities into the Exchange Agent's account at a Book-Entry Transfer Facility of Shares tendered by book-entry transfer), in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery.

  If Share Certificates are forwarded separately to the Exchange Agent, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  The method of delivery of Share Certificates and all other required documents, including delivery through any Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be accepted. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for exchange.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

  4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Western Resources of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed in the box entitled "Number of Shares Tendered" and transmitted hereby, no endorsements of certificates or separate stock powers are required unless Western Resources Common Stock or certificates for Shares not tendered or accepted are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificates(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Western Resources will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer to the extent such taxes are a joint obligation of transferor and transferee. Western Resources will not pay or cause to be paid any stock transfer taxes to the extent such taxes are the obligation solely of the transferor. If, however, delivery of the consideration in respect of the Offer is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the tendering holder must provide satisfactory evidence of the payment of any applicable transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person prior to the delivery of the consideration pursuant to the Offer.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

  7. Special Issuance and Delivery Instructions. If certificates for Western Resources Common Stock and/or any check to be issued for cash in lieu of fractional shares of Western Resources Common Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal or if certificates for Western Resources Common Stock and/or any check to be issued for cash in lieu of fractional shares of Western Resources Common Stock are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the boxes marked "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

  8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to, or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Manager at their respective telephone numbers and/or addresses set forth below or from your broker, dealer, commercial bank or trust company.

  9. Substitute Form W-9. Each tendering shareholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on Substitute Form W-9 below. If a shareholder fails to provide a TIN to the Exchange Agent, such shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash in lieu of fractional shares of Western Resources Common Stock that are made to such shareholder with respect to Shares accepted pursuant to the Offer may be subject to backup withholding of 31%. The box in Part 3 of the form may be checked if the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all payments of cash thereafter until a TIN is provided to the Exchange Agent. The shareholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Shares or of the last transferee appearing on the stock powers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

  Important: This Letter of Transmittal or a facsimile copy hereof (together with Share Certificates or confirmation of book-entry transfer and all other required documents) or the Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

                            IMPORTANT TAX INFORMATION

  Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                  TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS
                               (See Instruction 9)

PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK

                                   SUBSTITUTE
                                    Form W-9

                           Department of the Treasury
                            Internal Revenue Service

                          Payer's Request for Taxpayer
                          Identification Number (TIN)

PART 1-PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

Social Security Number or Employer Identification Number

-------------------------------------------------------------------------------

PART 2-Certificates-Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

-------------------------------------------------------------------------------

Certification Instructions-You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item(2).

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SIGNATURE_____________________________________ DATE____________________________

NAME (Please Print)____________________________________________________________

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Part 3 -
Awaiting TIN []

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (i) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-------------------------------------- ----------------------------------------
              Signature                                 Date

--------------------------------------
         Name (Please Print)

                     The Information Agent for the Offer is:

                            Georgeson & Company Inc.
                                Wall Street Plaza
                            New York, New York 10005
                                 1-800-223-2064

                      The Dealer Manager for the Offer is:

                              Salomon Brothers Inc
                            Seven World Trade Center
                            New York, New York 10048
                            (212) 783-6593 (collect)

                      The Exchange Agent for the Offer is:

                        HARRIS TRUST COMPANY OF NEW YORK

                              By Overnight Courier:
                           77 Water Street, 4th Floor
                               New York, NY 10005
                            By Facsimile Transmission
        By Mail:        (for Eligible Institutions only):     By Hand:

  Wall Street Station          Fax: (212) 701-7636          Receive Window
    P.O. Box 1010                   (212) 701-7637    77 Water Street, 5th Floor
New York, NY 10268-1010                                       New York, NY

                               Confirm by telephone:

                                   (212) 701-7618